Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Debt
Note 8 - Debt
Long-Term Debt
Long-term debt is recognized in the Company’s and Southwest’s Consolidated Balance Sheets generally at the carrying value of the obligations outstanding. Details surrounding the fair value and individual carrying values of instruments are provided in the table that follows.

	December 31,
	2022		2021
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
(Thousands of dollars)
Southwest Gas Corporation:
Debentures:
Notes, 6.1%, due 2041	$125,000	$113,184	$125,000	$166,380
Notes, 4.05%, due 2032	600,000	527,052	—	—
Notes, 3.875%, due 2022	—	—	250,000	250,603
Notes, 4.875%, due 2043	250,000	195,703	250,000	307,538
Notes, 3.8%, due 2046	300,000	209,169	300,000	329,055
Notes, 3.7%, due 2028	300,000	275,043	300,000	325,191
Notes, 4.15%, due 2049	300,000	218,712	300,000	342,030
Notes, 2.2%, due 2030	450,000	353,763	450,000	440,838
Notes, 3.18%, due 2051	300,000	185,523	300,000	292,116
Notes, 5.8%, due 2027	300,000	305,913	—	—
8% Series, due 2026	75,000	80,027	75,000	92,623
Medium-term notes, 7.78% series, due 2022	—	—	25,000	25,122
Medium-term notes, 7.92% series, due 2027	25,000	26,840	25,000	31,555
Medium-term notes, 6.76% series, due 2027	7,500	7,662	7,500	8,949
Unamortized discount and debt issuance costs	(29,471)		(19,959)
	3,003,029		2,387,541
Revolving credit facility and commercial paper	50,000	50,000	130,000	130,000
Industrial development revenue bonds:
Tax-exempt Series A, due 2028	50,000	50,000	50,000	50,000
2003 Series A, due 2038	50,000	50,000	50,000	50,000
2008 Series A, due 2038	50,000	50,000	50,000	50,000
2009 Series A, due 2039	50,000	50,000	50,000	50,000
Unamortized discount and debt issuance costs	(1,733)		(1,938)
	198,267		198,062
Less: current maturities	—		(275,000)
Southwest Gas Corporation total long-term debt, less current maturities	$3,251,296		$2,440,603

Southwest Gas Holdings, Inc.:
Centuri secured term loan facility	$1,008,550	$995,852	$1,117,138	$1,117,841
Centuri secured revolving credit facility	81,955	82,315	103,329	103,749
MountainWest unsecured senior notes, 3.53%, due in 2028*	—	—	102,078	102,078
MountainWest unsecured senior notes, 4.875%, due in 2041*	—	—	199,926	199,926
MountainWest unsecured senior notes, 3.91%, due in 2038*	—	—	147,735	147,735
Other debt obligations	126,844	118,314	51,665	50,003
Unamortized discount and debt issuance costs	(20,789)		(24,466)
Less: current maturities	(44,557)		(22,324)
Southwest Gas Holdings, Inc. total long-term debt, less current maturities	$4,403,299		$4,115,684
*MountainWest amounts are not reflected in the above table as of December 31, 2022 as the balance has been reclassified as held for sale on the Company’s Consolidated Balance Sheet as of December 31, 2022. See Note 15 - Acquisitions and Dispositions for additional information.
The fair values of Southwest's and the Company’s revolving credit facilities and Southwest’s Industrial Development Revenue Bonds (“IDRBs”) are categorized as Level 1 based on the FASB’s fair value hierarchy, due to the ability to access similar debt arrangements at measurement dates with comparable terms, including variable/market rates. Additionally, Southwest’s revolving credit facility and IDRBs have interest rates that reset frequently. The fair values of Southwest’s debentures (which include senior and medium-term notes) and the Company's term loan facility and unsecured senior notes were determined utilizing a market-based valuation approach, where fair values are determined based on evaluated pricing data, and as such are categorized as Level 2 in the hierarchy.
Southwest has a $400 million credit facility that is scheduled to expire in April 2025. Southwest designates $150 million of associated capacity as long-term debt and the remaining $250 million for working capital purposes. Interest rates for the credit facility are calculated at either the Secured Overnight Financing Rate (“SOFR”) or an “alternate base rate,” plus in each case an applicable margin that is determined based on Southwest’s senior unsecured debt rating. At December 31, 2022, the applicable margin ranges from 0.750% to 1.500% for loans bearing interest with reference to SOFR and from 0.000% to 0.500% for loans bearing interest with reference to the alternative base rate. At December 31, 2022, the applicable margin is 1.125% for loans with reference to SOFR and 0.125% for loans bearing interest with reference to the alternative base rate. Southwest is also required to pay a commitment fee, ranging from 0.075% to 0.200% per annum, on the unfunded portion of the commitments, which was not significant for the year ended December 31, 2022. The credit facility contains a financial covenant requiring Southwest to maintain a ratio of funded debt to total capitalization not to exceed 0.70 to 1.00 as of the end of any quarter of any fiscal year. At December 31, 2022, $50 million was outstanding on the long-term portion (no borrowings were outstanding under the commercial paper program discussed below). The effective interest rate on the long-term portion of the credit facility was 5.88% at December 31, 2022.
Southwest has a $50 million commercial paper program. Issuances under the commercial paper program are supported by Southwest’s current revolving credit facility and, therefore, do not represent additional borrowing capacity. Borrowings under the commercial paper program, if any, are designated as long-term debt. Interest rates for the program are calculated at the then current commercial paper rate. At December 31, 2022, as noted above, no borrowings were outstanding under the commercial paper program.
In March 2022, Southwest issued $600 million aggregate principal amount of 4.05% Senior Notes at a discount of 0.65%. The notes will mature in March 2032. Southwest used the net proceeds to redeem the $250 million 3.875% notes due in April 2022 and to repay outstanding amounts under its credit facility, with the remaining net proceeds used for general corporate purposes.
Centuri has a $1.545 billion secured revolving credit and term loan multi-currency facility. Amounts can be borrowed in either Canadian or U.S. dollars. On November 4, 2022, Centuri amended the financial covenants of its revolving credit facility to increase the maximum total net leverage ratio during the period from December 31, 2022 through December 31, 2023 (the “Centuri Credit Facility Amendment”). The Centuri Credit Facility Amendment also transitioned the interest rate benchmark for the revolving credit facility from LIBOR to SOFR. The applicable margin for the revolving credit facility now ranges from 1.0% to 2.5% for SOFR loans and from 0.0% to 1.5% for Canadian Dealer Offered Rate (“CDOR”) and “base rate” loans, depending on Centuri’s total net leverage ratio. Further, the Centuri Credit Facility Amendment increases a letter of credit sub-facility from $100 million to $125 million. The Centuri Credit Facility Amendment did not modify any terms of the term loan facility. The revolving credit facility matures on August 27, 2026 and the term loan facility matures on August 27, 2028. The capacity of the line of credit portion of the facility is $400 million; related amounts borrowed and repaid are available to be re-borrowed. The term loan portion of the facility has a limit of $1.145 billion. The obligations under the credit agreement are secured by present and future ownership interests in substantially all direct and indirect subsidiaries of Centuri, substantially all of the tangible and intangible personal property of each borrower, certain of their direct and indirect subsidiaries, and all products, profits, and proceeds of the foregoing.
The term loan facility is subject to a LIBOR floor of 0.50%. Furthermore, Centuri Canada Division Inc. may borrow under the revolving credit facility with interest rates based on terms referred to above. The margin for the term loan facility is 1.50% for base rate loans and 2.50% for LIBOR loans. Centuri is also required to pay a commitment fee on the unused portion of the commitments. The commitment fee ranges from 0.15% to 0.35% per annum. The credit agreement contains certain customary representations and warranties, affirmative and negative covenants, and events of default. There are no financial covenants related to the term loan facility. The revolving credit facility requires Centuri to maintain a maximum total net leverage ratio of 6.00 to 1.00 from December 31, 2022 through June 30, 2023, 5.50 to 1.00 from July 1, 2023 through September 30, 2023, 4.50 to 1.00 from October 1, 2023 through December 31, 2023, and 4.00 to 1.00 from January 1, 2024 and thereafter. The agreement also requires Centuri to maintain a minimum interest coverage ratio of 2.50 to 1.00. Centuri’s assets securing the facility at December 31, 2022 totaled $2.5 billion. At December 31, 2022, $1.091 billion in borrowings were outstanding under Centuri’s combined secured revolving credit and term loan facility.
All amounts outstanding are considered long-term borrowings. The effective interest rate on the secured revolving credit and term loan facility was 7.2% at December 31, 2022.
The effective interest rates on Southwest’s variable-rate IDRBs are included in the table below:

	December 31,
	2022	2021
2003 Series A	4.68%	0.91%
2008 Series A	4.84%	0.90%
2009 Series A	4.67%	0.88%
Tax-exempt Series A	4.30%	0.92%
In Nevada, interest fluctuations due to changing interest rates on Southwest’s 2003 Series A, 2008 Series A, and 2009 Series A variable-rate IDRBs are tracked and recovered from customers through a variable interest expense recovery mechanism.
None of Southwest’s debt instruments have credit triggers or other clauses that result in default if bond ratings are lowered by rating agencies. Interest and fees on certain debt instruments are subject to adjustment depending on Southwest’s bond ratings. Certain debt instruments are subject to a leverage ratio cap and the 6.1% Notes due 2041 are also subject to a minimum net worth requirement. At December 31, 2022, Southwest was in compliance with all of its covenants. Under the most restrictive of the financial covenants, approximately $2.5 billion in additional debt could be issued while still meeting the leverage ratio requirement. Relating to the minimum net worth requirement, as of December 31, 2022, there is at least $2 billion of cushion in equity. No specific dividend restrictions exist under the collective covenants. None of the debt instruments contain material adverse change clauses.
Certain Centuri debt instruments have leverage ratio caps and fixed charge ratio coverage requirements. At December 31, 2022, Centuri was in compliance with all of its covenants. Under the most restrictive of the covenants, Centuri could issue over $222 million in additional debt and meet the leverage ratio requirement. Centuri has at least $33 million of cushion relating to the minimum fixed charge ratio coverage requirement. Centuri’s covenants limit its ability to provide cash dividends to Southwest Gas Holdings, Inc., its parent. The dividend restriction is equal to a calculated available amount generally defined as 50% of its rolling twelve-month consolidated net income adjusted for certain items, such as parent contribution inflows, Linetec redeemable noncontrolling interest payments, or dividend payments, among other adjustments, as applicable.
Estimated maturities of long-term debt for the next five years are:

(Thousands of dollars)	2023	2024	2025	2026	2027	Total
Southwest Gas Corporation:
Debentures	$—	$—	$—	$75,000	$332,500	$407,500
Revolving credit facility and commercial paper	—	—	50,000	—	—	50,000
Total	—	—	50,000	75,000	332,500	457,500
Southwest Gas Holdings, Inc.:
Centuri secured term loan facility	14,313	11,450	11,450	11,450	11,450	60,113
Centuri secured revolving credit facility	—	—	—	81,955	—	81,955
Other debt obligations	30,245	31,102	29,554	28,651	7,292	126,844
Total	$44,558	$42,552	$91,004	$197,056	$351,242	$726,412
Short-Term Debt
Southwest Gas Holdings, Inc. has a $300 million credit facility that is primarily used for short-term financing needs. Interest rates for this facility are calculated at either SOFR or the “alternate base rate,” plus in each case an applicable margin that is determined based on the Company’s senior unsecured debt rating. There was $173 million and $59 million outstanding under this facility with a weighted average interest rate of 5.588% and 1.323% at December 31, 2022 and 2021, respectively.
On December 30, 2022, in connection with that certain Amended and Restated Revolving Credit Agreement, dated as of April 10, 2020 (as amended by Amendment No. 1 thereto, dated as of December 28, 2021), by and between Southwest Gas Holdings, Inc., the lenders party thereto, and The Bank of New York Mellon, as Administrative Agent, and pursuant to an Increase Request delivered by the Company to the Administrative Agent, the total commitment amount available under the credit facility was increased, from $200 million to $300 million. Interest rate benchmarks (SOFR or an alternative) as well as related ranges, including with regard to the applicable margin, largely mirror those included in Southwest’s amended facility agreement noted above, determined in this case based on Southwest Gas Holdings, Inc.’s senior unsecured long-term debt rating. At December 31, 2022, the applicable margin is 1.250% for loans bearing interest with reference to SOFR and 0.250% for loans bearing interest with reference to the alternative base rate. The commitment fee rates, terms, and covenants, noted above for Southwest, are also applicable to Southwest Gas Holdings, Inc. in its amended credit facility, including the noted ratio of funded debt to total capitalization as of the end of any quarter of any fiscal year. The commitment fee under this credit facility was not significant for the year ended December 31, 2022.
In March 2022, Southwest amended its $250 million Term Loan (the “March 2021 Term Loan”) extending the maturity date to March 21, 2023 and replacing LIBOR interest rate benchmarks with SOFR interest rate benchmarks. The proceeds were originally used to fund the increased cost of natural gas supply during the month of February 2021, caused by extreme weather conditions in the central U.S. There was $225 million outstanding under the March 2021 Term Loan as of December 31, 2022. Interest rates for the amended term loan are calculated at either SOFR or an “alternate base rate,” plus in each case an applicable margin that is determined based on Southwest’s senior unsecured long-term debt rating. The applicable margin ranges from 0.550% to 1.000% for loans bearing interest with reference to SOFR and 0.000% for loans bearing interest with reference to an alternate base rate. The amended agreement contains a financial covenant requiring Southwest to maintain a ratio of funded debt to total capitalization not to exceed 0.70 to 1.00 as of the end of any quarter of any fiscal year. The weighted average interest rate at December 31, 2022 was 5.173%.
On September 26, 2022, Southwest Gas Holdings, Inc. entered into Amendment No. 1 to the 364-day Term Loan Credit Agreement. The Credit Agreement provided for a $1.6 billion delayed-draw term loan (the “Term Loan Facility”) to primarily fund the acquisition of the equity interests in MountainWest. The amended Credit Agreement, among other things, (1) extended the maturity date of the Term Loan to December 30, 2023 and (2) replaced LIBOR benchmarks with SOFR interest rate benchmarks. The Company agreed to pay the Lenders fees equal to 0.10% of the aggregate principal amount outstanding under the Term Loan on March 31, 2023, 0.15% of the aggregate principal amount outstanding under the Term Loan on June 30, 2023, and 0.20% of the aggregate principal amount outstanding under the Term Loan on September 30, 2023. There was $1.15 billion outstanding under the Term Loan Facility as of December 31, 2022. Upon the close of the MountainWest sale, the Company paid down $1.075 billion of the Term Loan Facility, leaving approximately $72 million in aggregate principal amount outstanding. The applicable margin for the Term Loan Facility is 0.500% to 1.250% for base rate loans and 1.500% to 2.250% for SOFR loans, depending on the applicable pricing level in effect. Each of the interest rate spreads will increase by 0.25% at certain time intervals beginning June 30, 2023. The commitment fee ranges from 0.060% to 0.175% per calendar quarter commencing January 3, 2022, depending on the applicable pricing level in effect. The pricing levels are based on the
Company’s senior debt ratings. The interest rate is subject to customary benchmark replacement provisions. The weighted average interest rate at December 31, 2022 was 6.423%.
The Credit Agreement contains representations and warranties, affirmative, negative, and financial covenants and events of default substantially similar to the Company’s existing credit facility. Subject to certain exceptions, after the funding date, the Company must make a mandatory prepayment from 100% of the net cash proceeds received by the Company or any of its subsidiaries from any debt offerings or equity issuances and/or 100% of the committed amount under any specified acquisition financings.
At December 31, 2022, Southwest Gas Holdings, Inc. was in compliance with all of its credit facility and 364-day Term Loan covenants. Interest and fees on the credit facility and 364-day Term Loan are subject to adjustment depending on its senior debt ratings. The credit facility and 364-day Term Loan are subject to a leverage ratio cap. Under the most restrictive of the financial covenants, approximately $1.2 billion in additional debt could be issued while still meeting the leverage ratio requirement. No specific dividend restrictions exist under the collective covenants. The credit facility and 364-day Term Loan do not contain material adverse change clauses.
As indicated above, under Southwest’s $400 million credit facility, $250 million has been designated by management for working capital purposes. Southwest had no short-term borrowings outstanding at December 31, 2022 and 2021.
In January 2023, Southwest entered into a 364-day $450 million term loan agreement that matures on January 19, 2024. The Company used the proceeds to fund higher than expected natural gas costs for the November 2022 through March 2023 winter period, caused by numerous market forces including historically low storage levels, unexpected upstream pipeline maintenance events, and cold weather conditions across the western region. Interest rates for this term loan are calculated at either SOFR plus an adjustment of 0.100% or an “alternate base rate,” plus in each case an applicable margin that is determined based on Southwest’s senior unsecured long-term debt rating. The applicable margin is 0.950% with reference to SOFR and 0.000% with reference to the alternate base rate. The term loan agreement contains a financial covenant requiring Southwest to maintain a ratio of funded debt to total capitalization not to exceed 0.70 to 1.00 as of the end of any quarter of any fiscal year.
LIBOR
Certain rates established at LIBOR were scheduled to be discontinued as a benchmark or reference rate after 2021, while other LIBOR-based rates are scheduled to be discontinued after June 2023. As of December 31, 2022, the Company had $1.009 billion in aggregate outstanding borrowings under Centuri’s Term Loan Facility. Southwest and Southwest Gas Holdings, Inc. had no outstanding borrowings or variable rate debt agreements with reference to LIBOR as of December 31, 2022.